QuickLinks -- Click here to rapidly navigate through this document

DIRECTV

EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of DIRECTV (the "Corporation") on Form 10-K for the period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael D. White, Director, President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ MICHAEL D. WHITE Michael D. White Chairman, President and Chief Executive Officer
Date: February 24, 2015

QuickLinks

  EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002